UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2012 (August 9, 2012)

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, CT 06901

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2012, Information Services Group, Inc. (“ISG” or the “Company”) released its earnings for the second quarter 2012 which ended on June 30, 2012 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. In addition, ISG will discuss its financial results during a teleconference call on Friday, August 10, 2012 at 9:00am. (EDT). To access the teleconference call, go to ISG’s website at www.isg-one.com.  The press release is furnished herewith as Exhibit 99.1 and shall not be deemed filed for purposes of the Exchange Act.

ISG reports all financial information required in accordance with U.S. generally accepted accounting principles (GAAP).  ISG believes, however, that evaluating its ongoing operating results will be enhanced if it also discloses certain non-GAAP information.  These non-GAAP financial measures exclude non-cash and certain other special charges that many investors believe may obscure the user’s overall understanding of ISG’s current financial performance and the Company’s prospects for the future.  ISG believes that these non-GAAP measures provide useful information to investors because they improve the comparability of the financial results between periods and provide for greater transparency of key measures used to evaluate the Company’s performance.

ISG provides adjusted EBITDA (defined as net income plus income taxes, net interest income/(expense), depreciation, foreign currency transaction gains/losses, amortization of intangible assets resulting from acquisitions and non-cash stock compensation and impairment charges for goodwill and intangible assets) and adjusted net income (defined as net income plus amortization of intangible assets, non-cash stock compensation and non-cash impairment charges for goodwill and intangible assets on a tax adjusted basis) and selected financial data on a constant currency basis (using foreign currency exchange rates as of July 31, 2011), which are non-GAAP measures that the Company believes provide useful information to both management and investors by excluding certain expenses and financial implications of foreign currency translations, which management believes are not indicative of ISG’s core operations.  Certain prior period amounts have been reclassified to conform to the current period presentation and definitions of non-GAAP measurements. These non-GAAP measures are used by ISG to evaluate the Company’s business strategies and management’s performance.

Non-GAAP financial measures, when presented, are reconciled to the most closely applicable GAAP measure.  Non-GAAP measures are provided as additional information and should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibit.

99.1         Press Release August 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2012	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 9, 2012